                                                                       EXHIBIT B


                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any amendments thereto) with respect to the Common Stock, without par value, of Brio Industries, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. Each party to this Joint Filing Agreement expressly appoints Henry Salzhauer and Michael Salzhauer, and each of them, his, her or its respective agent and attorney-in-fact, with full power of substitution, to prepare, execute and file or cause to be filed on his, her or its behalf any and all amendments to such Statement. In evidence thereof, the undersigned hereby execute this Agreement as of the 8th day of April, 1998.


COMBINED PARTNERSHIP #1                          CHH REALTY DEFINED BENEFIT
                                                 PENSION PLAN

           /s/    Henry Salzhauer                     /s/    Henry Salzhauer
By:________________________________              By:____________________________
        Name:     Henry Salzhauer                   Name:    Henry Salzhauer
        Title:    General Partner                   Title:   Trustee



BENJAMIN PARTNERS, INC.                          BENJAMIN PARTNERS


           /s/    Henry Salzhauer                     /s/    Henry Salzhauer
By:________________________________              By:____________________________
        Name:     Henry Salzhauer                   Name:    Henry Salzhauer
        Title:    Vice President,                   Title:   General Partner
                  Secretary and
                  Director


BHC COMPANY

        By its General Partner

        AMENDED AND RESTATED TRUST
        AGREEMENT F/B/O MICHAEL
        SALZHAUER DATED 9/10/96


             /s/    Henry Salzhauer
        By: _______________________
            Name:   Henry Salzhauer
            Title:  Trustee


                                                                     (Continued)

Joint Filing Agreement
Page 2 of 2



                +                                              *
____________________________________           _________________________________
          Stuart J. Angowitz                           Charles Salzhauer


                *                                     /s/ Steven Roth
____________________________________           _________________________________
           Cynthia Salzhauer                              Steven Roth


____________________________________           MICHAEL C. SALZHAUER LTD.
          Michael C. Salzhauer                 DEFINED BENEFIT PLAN

                                                    /s/ Michael Salzhauer
                                               By:______________________________
                                                  Name:     Michael Salzhauer
                                                  Title:    Trustee


        /s/ Amanda Salzhauer                                   *
____________________________________           _________________________________
            Amanda Salzhauer                            Susan Salzhauer


                 *                                             *
____________________________________           _________________________________
              Amy Salzhauer                               Anne Angowitz


                 *                                             +
____________________________________           _________________________________
             Helen Weinstein                              Elisabeth Axel


          s/ Henry Salzhauer                                   *
____________________________________           _________________________________
             Henry Salzhauer                              Linda Swenberg



            /s/ Henry Salzhauer
*By:______________________________________
        Henry Salzhauer, Attorney-in-Fact


             /s/ Michael Salzhauer
+By:______________________________________
      Michael C. Salzhauer, Attorney-in-Fact